Filed Pursuant to Rule 497(e)
                                                      Registration No.  33-06790

                               THE WESTWOOD FUNDS
                    WESTWOOD MIGHTY MITESSM FUND (THE "FUND")

                          SUPPLEMENT DATED MAY 18, 2006
               TO THE CLASS AAA AND CLASS A, CLASS B, CLASS C, AND
                            CLASS I PROSPECTUSES (THE
                     "PROSPECTUSES") DATED JANUARY 30, 2006

THE FOLLOWING SUPPLEMENT TO THE FUND'S PROSPECTUSES SUPERSEDES THE FIRST PARAGRAPH OF THE SUPPLEMENT DATED MAY 11, 2006.

THE FOLLOWING SUPPLEMENTS THE INFORMATION THAT IS CURRENTLY IN THE "THE PORTFOLIO MANAGERS" SECTION OF THE FUND'S PROSPECTUSES FOR ALL CLASSES OF SHARES.

Laura Linehan has joined the portfolio management team of the MIGHTY MITES FUND. Mario J. Gabelli, Walter K. Walsh and Ms. Linehan will share primary responsibility for the day-to-day management of the Fund. Ms. Linehan joined Gabelli & Company, Inc. in 1995 from Smith Barney's Investment Banking Division and covered the broadcasting and publishing sectors. She was previously Director of Research and Portfolio Manager for the Mighty Mites Fund and various other small cap portfolios until March 2003. Most recently Ms. Linehan worked on special projects in the Alternative Investment Group of GAMCO Investors, Inc. Joshua Fenton is no longer a member of the Mighty Mites Fund portfolio management team.